May 21, 1996

SFX Broadcasting, Inc.
158 East 58th Street
New York, New York

Dear Sirs:

   In connection with the sale of 2,400,000 shares of Series D Cumulative Convertible Preferred Stock due May 31, 2007 (the "Series D Preferred Stock") by SFX Broadcasting, Inc. (the "Company") pursuant to the Purchase Agreement dated May 22, 1996 between the Company and Goldman, Sachs & Co., Lehman
Brothers Inc. and BT Securities Corporation (the "Offering"), the undersigned hereby agrees that the undersigned will not transfer or convert into shares of Class A Common Stock, par value $.01 per share, of the Company ("Class A Common Stock") the securities of the Company listed on Exhibit A hereto which are convertible into shares of Class A Common Stock or exercise any option or warrant to purchase any shares of Class A Common Stock of the Company listed on Exhibit A hereto, for the period starting on this date and ending on the date on which the Company increases the number of shares of Class A Common
Stock which it shall have authority to issue to an amount sufficient to provide for the conversion of all of the shares of Series D Preferred Stock and the exercise, conversion or exchange of all other securities of the Company which are exercisable, convertible or exchangeable for shares of Class A Common Stock. Notwithstanding anything to the contrary in the foregoing sentence, R. Steven Hicks is hereby authorized to convert 75,000 shares of Class B Common Stock into 75,000 shares of Class A Common Stock and to sell all of the shares of Class A Common Stock held by him and all options to purchase Class A Common Stock to the Company.

   Each of the undersigned hereby acknowledges that the shareholders of the Company are under no obligation to approve an increase in the number of authorized shares of Class A Common Stock and, in such event, the undersigned will be unable to convert, exchange or exercise their securities of the Company into shares of Class A Common Stock.

   This Agreement will terminate and no longer be in full force and effect in the event that the closing of the Offering does not occur on or before June 30, 1996.

                                        Very truly yours,

                                        -----------------------------------
                                         Robert F.X. Sillerman

                                         Sillerman Communications
                                         Management Corporation

                                         By: /s/ Robert F.X. Sillerman
                                             ------------------------------
                                                 Robert F.X. Sillerman

                                             /s/ R. Steven Hicks
                                             ------------------------------
                                                 R. Steven Hicks

                                             /s/ D. Geoffrey Armstrong
                                             ------------------------------
                                                 D. Geoffrey Armstrong

                                             /s/ Howard J. Tytel
                                             ------------------------------
                                                 Howard J. Tytel

                                             /s/ Richard A. Liese
                                             ------------------------------
                                                 Richard A. Liese





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                                  EXHIBIT A

220,000 options to purchase Class A Common Stock held by Sillerman
135,000 options to purchase Class A Common Stock held by Armstrong
2,000 options to purchase Class A Common Stock held by Liese
5,000 options to purchase Class A Common Stock held by Tytel
210,000 Hicks options to purchase Class A Common Stock held by Hicks (to be repurchased)

856,126 shares of Class B Common Stock held by Sillerman
75,000 shares of Class B Common Stock held by Hicks (to be converted into Class A Common Stock and then repurchased)
68,874 shares of Class B Common Stock held by Hicks (to be repurchased) 150,000 shares of Class A Common Stock to be issued by WHSL
600,000 warrants to purchase Class A Common Stock held by SCMC